Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing Method
Equity Award Grant Policies
The Compensation Committee reviews and approves annual equity award grants to our executive officers, including our NEOs, and Dr. Guthart’s equity award is ratified by the independent members of the full Board. From 2020 to 2023, RSUs and PSUs were granted on the last trading day of February each year. Beginning in 2024, the grant date of RSUs and PSUs changed to be on February 26 of each year. The number of RSUs granted is determined by taking the target grant value and dividing by the 60 trading-day average closing price of the Company’s common stock reported by Nasdaq through the last trading day of the month prior to the date of grant.
Prior to 2024, the Company granted stock options to our executive officers. From 2020 to 2022, these stock options were granted bi-annually on the last business day of February and on the same date in August or, if that date was not a business day, the next business day. In 2023, the Company changed the timing of these stock option grants to the last trading day of February and August 10 or, if that date was not a trading day, the next trading day.
We do not time the granting of equity awards with any favorable or unfavorable news released by the Company. We do not take material nonpublic information into account when determining the timing and terms of equity awards or for the purpose of affecting the value of executive compensation. Initial equity award grants are consistently granted on the tenth day of the month. Proximity of any awards to an earnings announcement or other market events is coincidental.

Award Timing Predetermined	true
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	We do not time
MNPI Disclosure Timed for Compensation Value	false